Filed Pursuant to Rule 497(a)
File No. 333-204571
Rule 482ad

TCP CAPITAL CORP. ANNOUNCES SALE OF COMMON SHARES TO CERTAIN INVESTORS IN A REGISTERED DIRECT OFFERING

SANTA MONICA, Calif. – July 7, 2016 – TCP Capital Corp. (NASDAQ: TCPC) (the “Company”)  today announced that it has priced a registered direct public offering of 2,336,552 shares of its common stock at $15.09 per share for total gross proceeds of approximately $35.3 million. TCPC did not incur any placement agent or underwriting fees in connection with the transaction. TCPC’s external manager paid certain fees in connection with the transaction.

The offering is subject to customary closing conditions and is expected to close on or about July 13, 2016.  The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The Company intends to use the net proceeds from this offering to repay amounts outstanding under its revolving credit facilities (which will increase the funds under the revolving credit facilities available to the Company to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with its investment objective and for other general corporate purposes, including payment of operating expenses.

“We are pleased to have structured a very efficient equity raise directly with a third-party asset manager, in which TCPC did not incur any placement agent or underwriting fees,” said Howard Levkowitz, TCP Capital Corp. Chairman and CEO.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing.  This and other information about TCPC contained in the preliminary prospectus supplement dated July 7, 2016, the accompanying prospectus dated May 6, 2016,  and the preliminary Statement of Additional Information, or preliminary SAI, incorporated by reference in its entirety in the prospectus supplement, dated the date of the prospectus supplement, which have been filed with the Securities and Exchange Commission, should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus, the preliminary SAI and this press release are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ABOUT TCP CAPITAL CORP.:

TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on performing credit lending to middle-market companies as well as small businesses.  TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise.  TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a leading alternative investment manager.  For more information, visit www.tcpcapital.com.

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in TCP Capital Corp. should consider the investment objectives, risks and expenses of the company carefully before investing. This information and other information about the company are available in the company’s filings with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risks” section of the company’s prospectus dated July 1, 2015 as amended by that certain Post-Effective Amendment No. 1 dated May 4, 2016, and the company’s subsequent periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. The company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SOURCE:

TCP Capital Corp.

CONTACT:

TCP Capital Corp.
 Jessica Ekeberg
310-566-1094
investor.relations@tcpcapital.com